UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 17, 2003

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1101 East Meadow Drive Palo Alto, CA 94303
(Address of principal executive offices, including zip code)

(650) 251-6000
(Registrant’s telephone number, including area code)

Item 9.  Regulation FD Disclosure.

The information required by Form 8-K, Item 12 – Results of Operations and Financial Condition, is being provided under Item 9 pursuant to SEC Release No. 33-8216.  The information in this report and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 17, 2003, Omnicell, Inc. (“Omnicell”) issued a press release announcing the financial results for its second fiscal quarter ended June 30, 2003.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: July 17, 2003	By:	/s/ Dennis P. Wolf
Dennis P. Wolf Executive Vice President, Operations, Finance and Administration and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Omnicell, Inc. dated July 17, 2003.